As filed with the Securities and Exchange                     File No. 33-27247
Commission on April 25, 2000                                  File No. 811-5773

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 18

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 24

                             Aetna balanced VP, Inc.
                             -----------------------

             151 Farmington Avenue TS31, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 275-2032

                            Amy R. Doberman, Counsel
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

      |X|   on May 1, 2000 pursuant to paragraph (b) of Rule 485

                                     PART B
                                     ------

The Statement of Additional Information is incorporated into Part B of this Post-Effective Amendment No. 18 by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on April 25, 2000.

===============================================================================

                            AETNA BALANCED VP, INC.

                                  Prospectus

                                  May 1, 2000

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

===============================================================================

                            TABLE OF CONTENTS

                                                        Page
                                                        -----
THE FUND'S INVESTMENTS ...............................    1
FUND EXPENSES ........................................    4
OTHER CONSIDERATIONS .................................    5
MANAGEMENT OF THE FUND ...............................    6
INVESTMENTS IN AND REDEMPTIONS FROM THE FUND .........    6
TAX INFORMATION ......................................    7
FINANCIAL HIGHLIGHTS .................................    8
ADDITIONAL INFORMATION ...............................    9

THE FUND'S INVESTMENTS

Investment Objective, Principal Investment Strategies and Risks, Investment Performance

Investment Objective. Aetna Balanced VP, Inc. (Fund), seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.

Principal Investment Strategies. Under normal market conditions, the Fund allocates its assets among the following asset classes:

    o Equities, such as common and preferred stocks.

    o Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities, and money market instruments.

Aeltus typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt, although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies to a significant extent.

In managing the debt component of the Fund, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high yield bonds). High yield bonds are fixed income securities rated below BBB- by Standard and Poor's Corporation or Baa3 by Moody's Investors Services, Inc. or, if unrated, considered by Aeltus to be of comparable quality.

                                                       Aetna Balanced VP, Inc. 1

Principal Risks. The principal risks of investing in the Fund are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Fund shares will rise and fall in value and you could lose money by investing in the Fund. There is no guaranty the Fund will achieve its investment objective. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Fund are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund and the interests of qualified plans investing in the Fund might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Fund for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.

2 Aetna Balanced VP, Inc.

Investment Performance

Year-by-Year Total Return

[Start of Bar Chart Information]

1990    5.72%
1991   18.37%
1992    6.39%
1993    9.90%
1994   -0.35%
1995   27.23%
1996   15.17%
1997   22,49%
1998   16.93%
1999   13.60%

[End of Bar Chart Information]

[arrow up] Best Quarter:
fourth quarter 1998,
up 13.05%

[arrow down] Worst Quarter:
third quarter 1998,
down 6.59%

This performance bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates the Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years noted in the bar chart.

                                        As of December 31, 1999
 Average Annual Total Return       1 Year       5 Years       10 Years
Balanced                            13.60%        18.98%        13.27%
S&P 500 Index*                      21.04%        28.55%        18.21%
LBAB**                              -0.82%         7.73%         7.70%
60% S&P 500/40% LBAB                12.00%        20.08%        14.10%

This table shows the Fund's average annual total return. The table also compares the Fund's performance to the performance of broad-based securities market indices. The Fund's past performance is not necessarily an indication of how it will perform in the future.

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions. The performance numbers do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

* The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond
   Index, Mortgage-Backed Securities Index and the Asset-Backed Securities
   Index.

                                                       Aetna Balanced VP, Inc. 3

FUND EXPENSES

The following table describes Fund expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all Fund shareholders. Shareholders who acquire Fund shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges that may apply.

                            Shareholder Fees
                (fees paid directly from your investment)
         Maximum Sales Charge (Load) on Purchases        None
         Maximum Deferred Sales Charge (Load)            None

                     Annual Fund Operating Expenses
              (expenses that are deducted from Fund assets)
         Management Fee                                  0.50%
         Other Expenses                                  0.09%
         Total Operating Expenses                        0.59%

Example

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

 1 Year     3 Years     5 Years     10 Years
$60           $189        $329        $738

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.

4 Aetna Balanced VP, Inc.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described above, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options. The Fund may enter into futures contracts and use options. The Fund primarily uses futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class.

    o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date.

    o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Swaps. The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rate, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, the Fund's performance might be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

Defensive Investing. In response to unfavorable market conditions, the Fund may make temporary investments that are not consistent with its principal investment objective and policies.

                                                       Aetna Balanced VP, Inc. 5

MANAGEMENT OF THE FUND

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

For its most recent fiscal year, the Fund paid Aeltus aggregate advisory fees equal to an annual rate of 0.50% of the average daily net assets of the Fund.

Portfolio Management

The Fund is managed by a team of Aeltus fixed-income and equity investment specialists.

INVESTMENTS IN AND REDEMPTIONS FROM THE FUND

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Fund, and any fees that may apply.

Orders for the purchase or redemption of Fund shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. The insurance company has been designated an agent of the Fund for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund, provided that the Fund receives notice of the orders by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.

Net Asset Value. The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term debt securities maturing in 60 days or less are valued using amortized cost, which when combined with accrued interest, approximates market value. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board.

Business Hours. The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

The Fund may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Fund reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase or exchange request, including a request made by a market timer.

6 Aetna Balanced VP, Inc.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, the Fund generally will not be subject to tax on its ordinary income and net realized capital gains.

The Fund also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from the Fund to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.

Dividends and Distributions. Dividends and capital gains distributions, if any, are paid on an annual basis. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of payment, the share price of the Fund will be reduced by the amount of the payment.

                                                       Aetna Balanced VP, Inc. 7

FINANCIAL HIGHLIGHTS

These financial highlights are intended to help you understand the Fund's performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's current Annual Report, which is available upon request.

(for one share outstanding throughout each year)

                                                          Years Ended December 31,
                                     -------------------------------------------------------------------
                                         1999          1998          1997          1996          1995
                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
 period                                $ 15.73       $ 16.03       $ 15.12       $ 14.50       $ 12.23
                                       -------       -------       -------       -------       -------
Income from investment
 operations:
 Net investment income                    0.44          0.46          0.50+         0.47+         0.54+
 Net realized and change in
  unrealized gain or loss on
  investments                             1.56          2.11          2.73          1.59          2.73
                                       -------       -------       -------       -------       -------
   Total from investment
    operations                            2.00          2.57          3.23          2.06          3.27
                                       -------       -------       -------       -------       -------
Less distributions:
 From net investment income              (0.40)        (0.39)        (1.10)        (0.35)        (0.67)
 From net realized gains on
  investments                            (1.76)        (2.48)        (1.22)        (1.09)        (0.33)
                                       -------       -------       -------      --------       -------
   Total distributions                   (2.16)        (2.87)        (2.32)        (1.44)        (1.00)
                                       -------       -------       -------      --------       -------
Net asset value, end of period         $ 15.57       $ 15.73       $ 16.03       $ 15.12       $ 14.50
                                       =======       =======       =======       =======       =======
Total return*                            13.60%        16.93%        22.49%        15.17%        27.23%
Net assets, end of period
 (millions)                            $ 1,988       $ 1,852       $ 1,642       $ 1,364       $ 1,196
Ratio of net expenses to average
 net assets                               0.59%         0.59%         0.58%         0.45%         0.31%
Ratio of net investment income to
 average net assets                       2.81%         3.01%         3.01%         3.21%         3.96%
Portfolio turnover rate                 135.71%        85.83%       112.03%       107.80%       141.21%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.

8 Aetna Balanced VP, Inc.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The most recent annual and semi-annual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Fund, by calling 1-800-262-3862 or writing to:

                            Aetna Balanced VP, Inc.
                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's website (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-5773.

                                                       Aetna Balanced VP, Inc. 9

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 23. Exhibits
-----------------

            (a.1)    Articles of Incorporation(1)
            (a.2)    Articles of Amendment (March 8, 1989)(2)
            (a.3)    Articles of Amendment (April 6, 1998)(3)
            (b)      Amended and Restated Bylaws (adopted by Board of Directors
                     September 25, 1996)(3)
            (c)      Instruments Defining Rights of Holders(4)
            (d)      Investment Advisory Agreement between Aeltus Investment
                     Management, Inc. ("Aeltus") and Aetna Balanced VP, Inc.
            (e)      Underwriting Agreement between Aetna Life Insurance and
                     Annuity Company and Aetna Balanced VP, Inc.(2)
            (f)      Directors' Deferred Compensation Plan(3)
            (g)      Custodian Agreement between Aetna Balanced VP, Inc. and
                     Mellon Bank, N.A.(1)
            (h.1)    Administrative Services Agreement between Aeltus and Aetna
                     Balanced VP, Inc.(3)
            (h.2)    License Agreement(2)
            (i)      Opinion and Consent of Counsel
            (j)      Consent of Independent Auditors
            (k)      Not applicable
            (l)      Not applicable
            (m)      Not applicable
            (n)      Not applicable
            (o)      Not applicable
            (p.1)    Aeltus Code of Ethics(5)
            (p.2)    Aetna Code of Ethics(5)
            (p.3)    Aetna Mutual Funds Code of Ethics(5)
            (q.1)    Power of Attorney (November 6, 1998)(6)
            (q.2)    Authorization for Signatures(7)

1. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 25, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 11, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 27, 1998.

4. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on June 7, 1996.
5. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on April 25, 2000.
6. Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on December 17, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

     Registrant is a Maryland corporation for which separate financial statements are filed. As of March 31, 2000, Aetna Life Insurance and Annuity Company (Aetna), and its affiliates, owned 98.64% of Registrant's outstanding voting securities, through direct ownership or through one of Aetna's separate accounts.

     Aetna is an indirectly wholly owned subsidiary of Aetna Inc.

     A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to
     Item 24 of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on February 23, 2000.

Item 25. Indemnification
------------------------

     Article 8, Section (d) of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit (a.1) of this Post-Effective Amendment, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company which expires on October 1, 2002.

     Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) of this Post-Effective Amendment, provides for indemnification of Aeltus, the Administrator.

     Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

     The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Generation Portfolios, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). It also acts as investment adviser to certain private accounts.

     The following table summarizes the business connections of the directors and principal officers of the investment adviser.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices                 Other Principal Position(s) Held
----                           with Investment Adviser               Since Dec. 31, 1997/Addresses*
                               -----------------------               ------------------------------

-------------------------------------------------------------------------------------------------------------------------
John Y. Kim                    Director, President, Chief            Director (February 1995 - March 1998) -- Aetna;
                               Executive Officer, Chief Investment   Senior Vice President (since September 1994) -- Aetna.
                               Officer

J. Scott Fox                   Director, Managing Director, Chief    Vice President (since April 1997) -- Aetna
                               Operating Officer, Chief Financial    Retirement Services, Inc.; Director and Senior
                               Officer                               Vice President (March 1997 - February 1998) --
                                                                     Aetna.

Thomas J. McInerney            Director                              President (since August 1997) -- Aetna Retirement
                                                                     Services, Inc.; Director and President (since
                                                                     September 1997) -- Aetna; Executive Vice President
                                                                     (since August 1997) -- Aetna Inc.

Catherine H. Smith             Director                              Chief Financial Officer (since February 1998) --
                                                                     Aetna Retirement Services, Inc.; Director, Senior
                                                                     Vice President and Chief Financial Officer (since
                                                                     February 1998) -- Aetna; Vice President, Strategy,
                                                                     Finance and Administration, Financial Relations
                                                                     (September 1996 - February 1998) -- Aetna Inc.

Stephanie A. DeSisto           Vice President

Amy R. Doberman                Vice President, General Counsel and   Counsel (since December 1996) -- Aetna Retirement
                               Secretary                             Services, Inc.

Brian K. Kawakami              Vice President, Chief Compliance      Chief Compliance Officer & Director (since January
                               Officer                               1996) -- Aeltus Trust Company; Chief Compliance
                                                                     Officer (since August 1993) -- Aeltus Capital, Inc.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices                 Other Principal Position(s) Held
----                           with Investment Adviser               Since Oct. 31, 1997/Addresses*
                               -----------------------               ------------------------------

-------------------------------------------------------------------------------------------------------------------------
Neil Kochen                    Managing Director, Equity             Managing Director (since August
                               Investments                           1996) -- Aeltus Capital, Inc.

Frank Litwin                   Managing Director, Retail Marketing   Managing Director (since May 1998)
                               and Sales                             -- Aeltus Capital

L. Charles Meythaler           Managing Director,                    Director (since July 1997) -- Aeltus Trust
                               Institutional Marketing               Company; Managing Director (since June 1997) --
                               and Sales                             Aeltus Trust Company.

James Sweeney                  Managing Director, Fixed Income
                               Investments

      *Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 27. Principal Underwriters
-------------------------------

(a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna GET Fund, Aetna Variable Portfolios, Inc. and Aetna Generation Portfolios, Inc. and as the investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

(b)  The following are the directors and principal officers of the Underwriter:

      Name and Principal        Positions and Offices with Principal          Positions and Offices
      Business Address*                     Underwriter                           with Registrant
      -----------------         ------------------------------------          ---------------------
      Thomas J. McInerney       Director and President                        None

      Shaun P. Mathews          Director and Senior Vice President            Director

      Catherine H. Smith        Director, Senior Vice President and Chief     None
                                Financial Officer

      Allan Baker               Senior Vice President                         None

      Name and Principal        Positions and Offices with Principal          Positions and Offices
      Business Address*                     Underwriter                           with Registrant
      -----------------         ------------------------------------          ---------------------
      David E. Bushong          Senior Vice President                         None

      Paul R. Donovan           Senior Vice President                         None

      Steven A. Haxton          Senior Vice President                         None

      Gary J. Hegedus           Senior Vice President                         None

      Willard I. Hill, Jr.      Senior Vice President                         None

      John Y. Kim               Senior Vice President and Chief Investment    Director
                                Officer

      Martin T. Conroy          Vice President and Treasurer                  None

      Kathleen A. Murphy        Senior Vice President and Deputy General      None
                                Counsel

      Therese Squillacote       Vice President and Chief Compliance Officer   None

      Thomas P. Waldron         Senior Vice President                         None

      Kirk P. Wickman           Senior Vice President, General Counsel and    None
                                Corporate Secretary

* Except with respect to Mr. Kim, the principal business address of all directors and officers listed is 10 State House Square, Hartford, Connecticut 06103-3602. Mr. Kim's address is 10 State House Square, Hartford, Connecticut 06103-3602.

(c)  Not applicable

Item 28. Location of Accounts and Records
-----------------------------------------

     As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

Item 29. Management Services
----------------------------

     Not applicable.

Item 30. Undertakings
---------------------

     Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Balanced VP, Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 25th day of April, 2000.

                                                   AETNA BALANCED VP, INC.
                                                 ------------------------------
                                                   Registrant


                                                 By  J. Scott Fox*
                                                    ---------------------------
                                                     J. Scott Fox
                                                     President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                     Title                     Date
---------                                     -----                     ----


J. Scott Fox*                                 President and          )
-------------------------------------------   Director (Principal    )
J. Scott Fox                                  Executive Officer)     )
                                                                     )
                                                                     )
Albert E. DePrince, Jr.*                      Director               )
-------------------------------------------                          )
Albert E. DePrince, Jr.                                              )
                                                                     )
                                                                     )
Maria T. Fighetti*                            Director               )
-------------------------------------------                          )
Maria T. Fighetti                                                    )
                                                                     )
                                                                     )
David L. Grove*                               Director               ) April 25,
-------------------------------------------                          )
David L. Grove                                                       ) 2000
                                                                     )
                                                                     )
John Y. Kim*                                  Director               )
-------------------------------------------                          )
John Y. Kim                                                          )
                                                                     )
                                                                     )
Sidney Koch*                                  Director               )
-------------------------------------------                          )
Sidney Koch                                                          )
                                                                     )
                                                                     )
Shaun P. Mathews*                             Director               )
-------------------------------------------                          )
Shaun P. Mathews                                                     )

                                                                     )
Corine T. Norgaard*                           Director               )
-------------------------------------------                          )
Corine T. Norgaard                                                   )
                                                                     )
                                                                     )
Richard G. Scheide*                           Director               )
-------------------------------------------                          )
Richard G. Scheide                                                   )
                                                                     )
                                                                     )
Stephanie A. DeSisto*                         Treasurer and Chief    )
-------------------------------------------   Financial Officer      )
Stephanie A. DeSisto                          (Principal Financial   )
                                              and Accounting         )
                                              Officer)               )

By: /s/  Amy R. Doberman
    ---------------------------------------
    *Amy R. Doberman
     Attorney-in-Fact

    *Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                             Aetna Balanced VP, Inc.
                                  EXHIBIT INDEX

Exhibit No.   Exhibit                                                 Page
-----------   -------                                                 ----

99-(d)        Investment Advisory Agreement between Aeltus
              Investment Management, Inc. ("Aeltus") and Aetna
              Balanced VP, Inc.                                 ----------------


99-(i)        Opinion and Consent of Counsel                    ----------------


99-(j)        Consent of Independent Auditors                   ----------------